UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Broadway, Suite 2901
New York, New York 10006
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2022, the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) increased the number of directors constituting the Board from twelve to thirteen and appointed Sari Granat to the Board and to the Nominating and Corporate Governance Committee of the Board, effective immediately. These appointments are subject to customary regulatory approval.

Ms. Granat is currently President and Chief Operating Officer of Chainalysis, Inc. (“Chainalysis”), the blockchain data platform. Prior to Chainalysis, Ms. Granat was Executive Vice President, Chief Administrative Officer and General Counsel at IHS Markit Ltd., where she was responsible for information security, information technology, legal, risk management, privacy and compliance.

There are no arrangements or understandings between Ms. Granat and any other person, naming such person, pursuant to which Ms. Granat was selected as a director, and no related party transactions involving Ms. Granat are reportable under Item 404(a) of Regulation S-K.

As compensation for her service as a director, Ms. Granat will receive an annual cash retainer in accordance with the terms and conditions of the Assurant, Inc. Amended and Restated Directors Compensation Plan, effective as of May 13, 2021 (the “Directors Compensation Plan”). Consistent with the terms of the Directors Compensation Plan, Ms. Granat will also receive an initial equity grant, pursuant to the Assurant, Inc. 2017 Long Term Equity Incentive Plan, as amended on May 13, 2021, of restricted stock units with a grant date fair market value of $160,000. The terms and conditions of this grant will be governed by an agreement substantially in the form of the Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Directors, attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, filed with the U.S. Securities and Exchange Commission on May 12, 2017.

In connection with Ms. Granat’s appointment, the Company issued a news release on May 12, 2022, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release announcing the appointment of a new director to the Board, dated May 12, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 12, 2022	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary